SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                              FORM 8-K/A


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                             APRIL 1, 1997
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                         INTELICOM CORPORATION
                 (FORMERLY THREE-L ENTERPRISES, INC.)
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                   33-853963                72-1265159
   ---------------             ------------           -------------------
(State or Other                (Commission            (IRS Employer Iden-
Jurisdiction of                File Number)            tification Number)
Incorporation)


                      28050 U.S. HIGHWAY 19 NORTH
                       CLEARWATER, FLORIDA 34621
                --------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (813) 797-9000
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)






Page 1 of 5.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          (a) SECTION 304(a)(1):

               (i) In November 1996, Intelicom Corporation (the "Company") dismissed the accounting firm of Schmidt + Associates, P.C., Denver, Colorado, who have acted as certifying accountants for the Company for the years ending December 31, 1994 and 1995.

               (ii) None of the prior certifying accountants' reports on the Company's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principle.

               (iii) The change of principal accountants was approved by the Company's Board of Directors on March 27, 1997.

               (iv) For the fiscal years ended December 31, 1994 and 1995 and for the interim period up to November 30, 1996, the Company is unaware of any disagreement with Schmidt + Associates, P.C. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which would have caused said accountants to make reference to the subject matter in connection with any report issued by same.

          (b) SECTION 304(a):

               (2) Effective March 27, 1997, the Company has engaged the accounting firm of Coopers & Lybrand, LLP, to act as certifying accountants for the years ending December 31, 1995 and 1996.

               (3) For the fiscal years ended December 31, 1994 and 1995 and for the interim period up to November 30, 1996, the Registrant did not, prior to engaging Coopers & Lybrand, LLP, consult with that firm as to the application of auditing principles to a specific transaction either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, that Coopers & Lybrand, LLP, concluded was an important factor considered by the Registrant on reaching a decision as to the accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement or a reportable event (as defined or described pursuant to Section 304).

Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    N/A

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page           Description
-----------    ----           -----------

     1           5       Letter from Schmidt + Associates, P.C.*

     2           6       Letter from Schmidt + Associates, P.C.

___________________

* previously filed

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTELICOM CORPORATION



Dated: April 18, 1997                   By:   /s/ DAVID SPEZZA
                                           --------------------------------
                                            David Spezza,
                                            Chief Financial Officer